UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 8, 2020

ENTERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11299	72-1229752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
639 Loyola Avenue, New Orleans, LA		70113
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(504) 576-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Registrant	Title of Class	Trading Symbol	Name of Each Exchange on Which Registered

Entergy Corporation	Common Stock, $0.01 Par Value	ETR	New York Stock Exchange
	Common Stock, $0.01 Par Value	ETR	NYSE Chicago, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 8, 2020, Entergy Corporation (the “Company”) held its 2020 Annual Meeting of Shareholders (“Annual Meeting”). At the 2020 Annual Meeting, the Company’s shareholders: elected the 10 directors nominated by the Board to serve until the 2021 Annual Meeting of Shareholders and until their successors are elected and qualified; ratified the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2020; and approved an advisory resolution to approve named executive officer compensation. The proposals are further described in the Company's definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 27, 2020.

The table below sets forth the number of votes cast for and against, and the number of abstentions and broker non-votes, for each matter voted upon by the Company's shareholders.

Proposal 1 - Election of Directors

Nominee	Voted For	Voted Against	Abstentions	Broker Non-Votes
John R. Burbank	156,026,500	585,858	334,765	13,394,739
Patrick J. Condon	156,067,995	541,028	338,100	13,394,739
Leo P. Denault	149,411,257	7,254,994	280,872	13,394,739
Kirkland H. Donald	156,161,799	480,125	305,199	13,394,739
Philip L. Frederickson	156,153,913	445,383	347,827	13,394,739
Alexis M. Herman	141,657,994	14,925,608	363,521	13,394,739
M. Elise Hyland	156,098,617	504,434	344,072	13,394,739
Stuart L. Levenick	149,864,456	6,740,629	342,038	13,394,739
Blanche L. Lincoln	155,276,435	1,300,119	370,569	13,394,739
Karen A. Puckett	155,424,236	1,204,330	318,557	13,394,739

Proposal 2 - Ratification of Deloitte &Touche as the Company’s Independent Registered Public Accountants for 2020

Voted For	Voted Against	Abstentions
166,386,456	3,526,104	429,302

Proposal 3	Advisory Resolution on Named Executive Officer Compensation

Voted For	Voted Against	Abstentions	Broker Non-Votes
150,094,536	6,213,144	639,443	13,394,739

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation
By:/s/ Marcus V. Brown
Marcus V. Brown Executive Vice President and General Counsel

Dated: May 12, 2020